POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                                 /s/Brent D. Baird
                                      Signature



                                    Brent D. Baird

                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                                /s/John H. Benisch
                                      Signature



                                    John H. Benisch

                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                               /s/C. Angela Bontempo
                                      Signature



                                  C. Angela Bontempo

                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                                 /s/Robert T. Brady
                                      Signature



                                    Robert T. Brady

                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                               /s/Patrick J. Callan
                                      Signature



                                  Patrick J. Callan

                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                                /s/James A. Carrigg
                                      Signature



                                   James A. Carrigg

                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                              /s/Barber B. Conable, Jr.
                                      Signature



                                 Barber B. Conable, Jr.

                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                                /s/Richard E. Garman
                                      Signature



                                   Richard E. Garman

                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                                 /s/James V. Glynn
                                      Signature



                                    James V. Glynn

                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                               /s/Wilfred J. Larson
                                      Signature



                                  Wilfred J. Larson

                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                                 /s/Jorge G. Pereira
                                      Signature



                                    Jorge G. Pereira

                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                              /s/William C. Shanley,
III                                   Signature



                                 William C. Shanley,
III
                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                              /s/Raymond D. Stevens,
Jr.                                   Signature



                                 Raymond D. Stevens,
Jr.
                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                                 /s/Richard D. Trent
                                      Signature



                                    Richard D. Trent

                                      Print Name

                   POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire
State Corporation, a corporation organized under the laws of the State of New York ("First Empire"), hereby constitutes and appoints Robert G. Wilmers, James L.
Vardon, Richard A. Lammert, Steven L. Kaplan, and
Daniel A. Raskas and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form
S-8 (or other appropriate form), and all amendments
(including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of First Empire's common stock to be issued or sold in connection with the First Empire State Corporation 1983
Stock Option Plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand, as of the date specified.


DATED:  October 17, 1995


                               /s/John L. Wehle, Jr.
                                      Signature



                                  John L. Wehle, Jr.

                                      Print Name